                              Second Amendment to
                              Callaway Golf Company
                      Executive Deferred Compensation Plan
                         (Amended as of January 1, 2002)

        This Second Amendment ("Amendment") to the Callaway Golf Company Executive Deferred Compensation Plan ("Plan") is made effective as of January 1, 2002 by Callaway Golf Company ("Company" or "Callaway Golf").

        A. Callaway Golf established the Plan, effective August 1, 1994, to provide deferred compensation to a select group of management or highly compensated employees through an unfunded "top hat" arrangement exempt from the fiduciary, funding, vesting, and plan termination insurance provisions of Title I and Title IV of the Employee Retirement Income Security Act of 1974; and

        B. In order to increase employee retention, Callaway Golf now wishes to impose a vesting schedule upon all amounts contributed to Participant Accounts as of January 1, 2002;

            1. The vesting schedule would be identical to the vesting schedule imposed under the Callaway Golf Company 401(k) Retirement Investment Plan; and

            2. All amounts credited to Participant Accounts prior to December 31, 2001, including amounts earned after such date, would remain fully vested.

        C. Based on the assumption that divorced participants no longer wish to have their former spouses remain as their beneficiaries, the Plan is modified to automatically remove the former spouse as a named beneficiary, absent the Participant ratifying such designation subsequent to the issuance of the divorce order.

        D. In order to simplify the administration of the Plan, the Company wishes to lengthen the minimum deferral period thereby reducing the frequency in which Plan benefits are distributed to Participants. Accordingly, the minimum deferral period permitted under the Plan is extended from 24 months to 36 months.

        E. Under an additional provision to simplify the administration of the Plan, the Company has decided to limit the number of payment options available to a Participant who becomes entitled to receive Plan benefits. As amended, a Participant may receive installment payments over a maximum of 10 years (reduced from 15 years).

        F. To provide greater flexibility to the Committee in determining those employees eligible to participate in the Plan, the definition of a highly compensated employee is amended to be less restrictive.

        NOW, THEREFORE, Callaway Golf hereby amends the Plan as follows:

                (a) Section 2.(b) of the Plan, captioned "Beneficiary," is amended by adding the following sentence at the end of the paragraph:


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        A Participant's designation of a spouse as a Beneficiary shall automatically be revoked following the issuance of a final judgment of divorce between the parties.

                (b) Section 2.(l) of the Plan, captioned "Employee," is amended to delete the second sentence of the paragraph.

                (c) Section 4.2 of the Plan, captioned "Date of Deferral," is amended by substituting "36" for "24" each time "24" appears in such Section.

                (d) Subsection (b) of Section 5.6 of the Plan, captioned "Company Matching Contributions," is amended as follows:

        FROM:

        Subject to the provisions of Section 5.6(c) below, a Participant shall be fully vested in amounts allocated to his or her Account as described in Section 5.6(a).

        TO READ:

        After December 31, 2001, unless otherwise determined by the Committee, amounts credited to a Participant's Account as described in Section 5.6(a) shall become vested and the Participant shall have a nonforfeitable right to such amounts in accordance with the following schedule:

--------------------------------- -----------------------
YEARS OF SERVICE WITH THE         PERCENT VESTED
COMPANY
--------------------------------- -----------------------
Less than one year                0%
--------------------------------- -----------------------
One year                          25%
--------------------------------- -----------------------
Two years                         50%
--------------------------------- -----------------------
Three years                       75%
--------------------------------- -----------------------
Four or more years                100%
--------------------------------- -----------------------

        For purposes of this Section 5.6(b), a Year of Service shall include any 12 consecutive month period of employment with the Company. A Participant shall be fully vested in all amounts credited to his or her Account as of December 31, 2001, including investment earnings subsequently credited to such Account.

                (e) Section 7.2(c)(2) of the Plan, captioned "Withdrawal on Date Specified in Deferral Election," is amended by substituting "36" for "24" in such Section.

                (f) Section 7.2(c)(3) of the Plan, captioned "Postponed Withdrawal," is amended by substituting "36" for "24" in such section.


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


                (g) The first sentence of Section 7.3 of the Plan, captioned "Termination of Employment," is amended as follows:

        FROM:

        Upon Termination of Employment of a Participant or Inactive Participant, the Company shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant (at the time of his or her deferral of Compensation) in a lump sum or in five, ten or fifteen substantially equal annual installments.

        TO READ:

        Upon Termination of Employment of a Participant or Inactive Participant, the Company shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant (at the time of his or her deferral of Compensation) in a lump sum or in substantially equal annual installments over a period of years not to exceed ten.

                (h) The first sentence of Section 7.4 of the Plan, captioned "Disability," is amended as follows:

        FROM:

        Upon the Disability of a Participant or Inactive Participant prior to Termination of Employment, the Company shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant, in a lump sum or in five or more (but not more than 15) substantially equal annual installments.

        TO READ:

        Upon the Disability of a Participant or Inactive Participant prior to Termination of Employment, the Company shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant, in a lump sum or in substantially equal annual installments over a period of years not to exceed ten.

                (i) The first sentence of Section 7.5 of the Plan, captioned "Death Prior to Commencement of Distributions," is amended as follows:

        FROM:

        Upon the death of a Participant or Inactive Participant prior to the commencement of any distribution under Sections 7.3 or 7.4 above, the Account of such Participant or Inactive Participant shall be distributed to his or her Beneficiary, in a lump sum or in five or


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


        more (but not more than 15) substantially equal annual installments, as elected at the time of the deferral of Compensation under the Plan.

        TO READ:

        Upon the death of a Participant or Inactive Participant prior to the commencement of any distribution under Section 7.3 or 7.4 above, the Account of Such Participant or Inactive Participant shall be distributed to his or her Beneficiary, in a lump sum or in substantially equal annual installments over a period of years not to exceed 10.

        IN WITNESS WHEREOF, this Second Amendment to the Plan has been executed as of this 9th day of November, 2001.

                                               CALLAWAY GOLF COMPANY

                                               By: /s/ Ronald A. Drapeau
                                                   -----------------------------
                                                   Ronald A. Drapeau
                                                   Chairman, President and
                                                   Chief Executive Officer


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